Exhibit 99.1

Quantum Enters into Definitive Agreement with Dialectic and Other Lenders to Restructure Term Debt

Transaction Represents Key Milestone Toward Eliminating Outstanding Debt

SAN JOSE, Calif. — Sept. 23, 2025 — Quantum Corporation (Nasdaq: QMCO) (“Quantum” or the “Company”), a leader in solutions for AI and unstructured data, today announced it has entered into a definitive agreement (the “Transaction Agreement”) to restructure the Company’s outstanding term debt held by Dialectic Technology SPV LLC (“Dialectic”) and certain other lenders. In addition, Quantum amended its existing term loan credit and security agreement with its current term loan lenders to remove the financial covenants therein.

Highlights of Transaction:

•	Ability for Dialectic term debt of approximately $52 million to be exchanged for senior secured convertible notes that have a three-year maturity (the “Debt Exchange”)

•	Eliminates existing requirement that capital raised to date through the Company’s Standby Equity Purchase Agreement (the “SEPA”) be used to repay the existing term loan

•	Allows up to an additional $15 million of SEPA proceeds to be retained by the Company for working capital and general corporate purposes

•	Eliminates existing leverage and minimum liquidity covenants

•	Issued Dialectic a warrant to purchase 2,653,308 shares of the Company’s common stock as consideration

“This transaction to restructure a substantial portion of the Company’s outstanding term debt represents a significant step toward our goal of becoming debt-free,” stated Hugues Meyrath, CEO of Quantum. “The proposed exchange of term debt for convertible notes demonstrates Dialectic’s belief in the Company’s strategic vision and long-term growth opportunities, while also aligning Dialectic as a future strategic partner. In addition, we believe this transaction provides increased financial flexibility to execute on our operating initiatives and revitalized go-to-market strategy.”

Meyrath continued, “This important milestone in our financial transformation follows the recent rebuilding of our Board of Directors and executive team, including leadership changes throughout the organization. We believe the increased financial flexibility provided by this transaction allows us to focus on our goal of delivering profitable performance and revenue growth.”

“This transaction is an important milestone in Quantum’s ongoing operational and financial transformation,” stated John Fichthorn, Managing Partner of Dialectic Capital Management, investment advisor to Dialectic. “At Dialectic, we are committed to supporting the management in building a focused, profitable, and growing storage technology company with a clear strategy and strong alignment across all stakeholders. By restructuring the balance sheet and positioning Quantum for growth, our goal is to align the interests of management, employees, and shareholders through the performance of the equity.”

The closing of certain transactions contemplated by the Transaction Agreement is subject to certain conditions, including the approval of the Debt Exchange by the Company’s stockholders.

About Quantum

Quantum delivers end-to-end data management solutions designed for the AI era. With over four decades of experience, our data platform has allowed customers to extract the maximum value from their unique, unstructured data. From high-performance ingest that powers AI applications and demanding data-intensive workloads, to massive, durable data lakes to fuel AI models, Quantum delivers the most comprehensive and cost-efficient solutions. Leading organizations in life sciences, government, media and entertainment, research, and industrial technology trust Quantum with their most valuable asset – their data. Quantum is listed on Nasdaq (QMCO). For more information visit www.quantum.com.

Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Information

The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements regarding: the expected benefits of the proposed transactions; our belief that the proposed transaction represents a significant step toward our goal of becoming debt-free, that it demonstrates Dialectic’s belief in our strategic vision and long-term growth opportunities, that it provides increased financial flexibility to execute on our operating initiatives and revitalized go-to-market strategy, and that the increased financial flexibility provided by this transaction will allow us to focus on our goal of delivering profitable performance and revenue growth; Dialectic’s goal to align the interests of all stakeholders; the terms and conditions related to the proposed transactions, including required stockholder approval; and our goals, strategies and business plans.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: the risk that the conditions to the closing of the proposed transactions are not satisfied, including the risk that required approval from our stockholders is not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements; potential litigation relating to the proposed transactions and the effects of any outcome related thereto; the ability of each party to consummate the proposed transactions on a timely basis, or at all; the failure of the proposed transactions to close for any reason; risks that the proposed transactions disrupt current business, plans and operations of the Company or its business prospects; the impact of the announcement of the proposed transactions on our stock price; the Company’s ability to execute on its business strategy; diversion of management’s attention from the Company’s ongoing business; the ability of the Company to retain and hire key personnel; costs, fees or expenses resulting from the proposed transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; dilution of our existing stockholders; the impact of macroeconomic conditions; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended March 31, 2025 filed with the SEC on August 26, 2025, and any subsequent reports filed with the SEC. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations Contacts:

Shelton Group

Leanne K. Sievers | Brett L. Perry

E: sheltonir@sheltongroup.com

Additional Information and Where to Find It

The Company intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) with respect to its solicitation of proxies for approval of the foregoing transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge in the “Company—Investor Relations—Financial Info—SEC Filings” section of the Company’s website at https://investors.quantum.com/financial-information/sec-filings.

Participants in the Solicitation

The Company, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of the Company in connection with the proposed transactions.

Information about the Company’s executive officers and directors, including compensation, is set forth in the sections entitled “Item 1. Business—Information About Our Executive Officers,” Item 10. Directors, Executive Officers and Corporate Governance—Information About Our Directors” and “Item 11. Executive Compensation” of the Company’s  Annual Report on Form 10-K for the year ended March 31, 2025, filed with the SEC on August 26, 2025 (the “2025 10-K”), as well as its Current Reports on Form 8-K  filed with the SEC on April  3, 2025, June  3, 2025, June  18, 2025, July  8, 2025, August  18, 2025, August  28, 2025 and September 15, 2025.

As of September 22, 2025, each Participant set forth below beneficially owned less than 1% of the Company’s issued and outstanding Common Stock. Information about the ownership of Common Stock by the Company’s executive officers and directors is set forth in the section entitled “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters—Security Ownership of Certain Beneficial Owners and Management” of the 2025 10-K. To the extent holdings by the directors and executive officers of the Company’s securities reported in the 2025 10-K have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Company—Investor Relations—Financial Info—SEC Filings” section of the Company’s website at https://investors.quantum.com/financial-information/sec-filings.

Directors*^	Security Ownership of Directors	Executive Officers*	Security Ownership of Executive Officers
John A. Fichthorn	Form 3 filed on April 30, 2025 and Form 4 filed on May 5, 2025	Hugues Meyrath (President, Chief Executive Officer, and Director)	N/A
Donald J. Jaworski	N/A	Laura A. Nash (Chief Accounting Officer)	Form 4s filed on April 4, 2025 and on September 17, 2025
John R. Tracy	N/A	Anthony Craythorne (Chief Revenue Officer)	Form 3 filed on July 14, 2025
Yue Zhou (Emily) White	N/A
James C. Clancy	Form 3 filed on September 17, 2025
Tony J. Blevins	Form 3 filed on September 17, 2025

*	The business address is 10770 E. Briarwood Avenue, Centennial, Colorado, 80112.
^	Excludes Hugues Meyrath, the Company’s President and Chief Executive Officer, who is listed under “Executive Officers.”